SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 31, 2001
Date of Report (Date of earliest event reported)

AMERICAN COMMERCIAL LINES LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

Commission file number 333-62227

52-210660
(IRS Employer Identification No.)

1701 East Market Street
Jeffersonville, Indiana 47130
(Address of Principal Executive Offices) (Zip Code)

(812) 288-0100
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

As disclosed in the press release attached hereto as Exhibit 99.1, American Commercial Lines LLC announced that it is reviewing opportunities to restructure its bank and bond debt and has postponed payment of the interest payment on its 10.25 percent senior notes. The interest payment on its senior notes was due to be paid on December 31, 2001.

THIS CURRENT REPORT ON FORM 8-K CONTAINS OR INCORPORATES BY REFERENCE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS MAY DIFFER MATERIALLY FROM ACTUAL FUTURE EVENTS OR RESULTS.

READERS ARE REFERRED TO ALL DOCUMENTS FILED BY AMERICAN COMMERCIAL LINES LLC WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IDENTIFY IMPORTANT RISK FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER FROM THOSE CONTAINED IN ANY FORWARD-LOOKING STATEMENTS.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1              Press Release of the Registrant dated January 2, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 3, 2002

AMERICAN COMMERCIAL LINES LLC
(Registrant)

By: /s/ Paul S. Besson
Name:      Paul S. Besson
Title:       Senior Vice President
                (Principal Accounting Officer)